UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: July 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON BW GLOBAL HIGH YIELD FUND

FORM N-Q

JULY 31, 2013

LEGG MASON BW GLOBAL HIGH YIELD FUND

Schedule of Investments (unaudited)	July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 87.8%
CONSUMER DISCRETIONARY - 19.7%
Auto Components - 1.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Senior Notes	6.000%	8/1/20	320,000		$320,000	(a)

Diversified Consumer Services - 0.9%
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	220,000		222,200	(a)

Hotels, Restaurants & Leisure - 10.6%
Aramark Corp., Senior Notes	5.750%	3/15/20	220,000		228,800	(a)
Arcos Dorados Holdings Inc., Senior Notes	10.250%	7/13/16	1,145,000	BRL	501,896	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	710,000		669,175	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	150,000		168,750
Gtech SpA, Bonds	8.250%	3/31/66	310,000	EUR	435,623	(a)(b)
Marina District Finance Co. Inc., Senior Secured Notes	9.500%	10/15/15	373,000		389,785
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	185,000		200,725	(a)

Total Hotels, Restaurants & Leisure					2,594,754

Media - 5.5%
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	400,000		452,000
DISH DBS Corp., Senior Notes	5.000%	3/15/23	540,000		506,250
Ottawa Holdings Pte Ltd., Senior Secured Notes	5.875%	5/16/18	200,000		162,000	(a)
Sinclair Television Group Inc., Senior Notes	5.375%	4/1/21	120,000		117,300
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	100,000		107,500	(a)

Total Media					1,345,050

Specialty Retail - 1.4%
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	160,000	EUR	195,827	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	170,000		157,675	(a)

Total Specialty Retail					353,502

TOTAL CONSUMER DISCRETIONARY					4,835,506

CONSUMER STAPLES - 7.0%
Food & Staples Retailing - 1.6%
Bakkavor Finance 2 PLC, Senior Secured Notes	8.750%	6/15/20	240,000	GBP	376,082	(a)

Food Products - 4.4%
Agrokor DD, Senior Notes	8.875%	2/1/20	75,000		79,425	(a)
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	260,000	GBP	436,363	(a)
JBS USA LLC/JBS USA Finance Inc., Senior Notes	8.250%	2/1/20	540,000		572,400	(a)

Total Food Products					1,088,188

Tobacco - 1.0%
Vector Group Ltd., Senior Subordinated Secured Notes	7.750%	2/15/21	240,000		250,800

TOTAL CONSUMER STAPLES					1,715,070

ENERGY - 9.3%
Energy Equipment & Services - 1.2%
Hornbeck Offshore Services Inc., Senior Notes	5.000%	3/1/21	150,000		144,000	(a)
ION Geophysical Corp., Senior Secured Notes	8.125%	5/15/18	160,000		154,400	(a)

Total Energy Equipment & Services					298,400

Oil, Gas & Consumable Fuels - 8.1%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Senior Notes	9.625%	10/15/18	405,000		425,250
Atlas Resource Escrow Corp., Senior Notes	9.250%	8/15/21	350,000		353,500	(a)

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels (continued)
Bonanza Creek Energy Inc., Senior Notes	6.750%	4/15/21	250,000		$256,250
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	155,000		156,550
Infinis PLC, Senior Secured Notes	7.000%	2/15/19	230,000	GBP	357,760	(a)
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	8.375%	6/1/20	200,000		212,500
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	200,000		213,000	(a)

Total Oil, Gas & Consumable Fuels					1,974,810

TOTAL ENERGY					2,273,210

FINANCIALS - 11.2%
Capital Markets - 3.1%
Jefferies Finance LLC/JFIN Co.-Issuer Corp., Senior Notes	7.375%	4/1/20	750,000		757,500	(a)

Consumer Finance - 0.5%
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	120,000		123,600	(a)

Diversified Financial Services - 5.6%
Cabot Financial Luxembourg SA, Senior Secured Notes	10.375%	10/1/19	220,000	GBP	369,816	(a)
EC Finance PLC, Senior Secured Bonds	9.750%	8/1/17	315,000	EUR	448,395	(a)
Speedy Cash Inc., Senior Secured Notes	10.750%	5/15/18	360,000		379,800	(a)
Thomas Cook Finance PLC, Senior Notes	7.750%	6/15/20	140,000	EUR	189,508	(a)

Total Diversified Financial Services					1,387,519

Insurance - 2.0%
Towergate Finance PLC, Senior Secured Notes	6.009%	2/15/18	160,000	GBP	242,232	(a)(b)
Towergate Finance PLC, Senior Secured Notes	8.500%	2/15/18	150,000	GBP	240,167	(a)

Total Insurance					482,399

TOTAL FINANCIALS					2,751,018

HEALTH CARE - 2.6%
Health Care Providers & Services - 1.1%
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	210,000	EUR	280,072	(a)

Pharmaceuticals - 1.5%
Sky Growth Acquisition Corp., Senior Notes	7.375%	10/15/20	345,000		358,800	(a)

TOTAL HEALTH CARE					638,872

INDUSTRIALS - 7.0%
Airlines - 2.0%
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	300,000	GBP	489,499	(a)

Building Products - 1.3%
Grohe Holding GmbH, Senior Secured Notes	8.750%	12/15/17	220,000	EUR	304,621	(a)(b)

Commercial Services & Supplies - 2.5%
Safway Group Holding LLC/Safway Finance Corp., Secured Notes	7.000%	5/15/18	610,000		613,050	(a)

Trading Companies & Distributors - 0.3%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	75,000		80,250

Transportation - 0.9%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	200,000	CHF	223,459	(a)

TOTAL INDUSTRIALS					1,710,879

INFORMATION TECHNOLOGY - 2.8%
Communications Equipment - 0.6%
Nokia Siemens Networks Finance BV, Senior Bonds	6.750%	4/15/18	100,000	EUR	137,798	(a)

Computers & Peripherals - 1.2%
Seagate HDD Cayman, Senior Notes	4.750%	6/1/23	320,000		305,600	(a)

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Electronic Equipment, Instruments & Components - 1.0%
MMI International Ltd., Senior Secured Notes	8.000%	3/1/17	250,000		$251,250	(a)

TOTAL INFORMATION TECHNOLOGY					694,648

MATERIALS - 11.6%
Chemicals - 5.2%
Chemtura Corp., Senior Notes	5.750%	7/15/21	250,000		248,750
Momentive Performance Materials Inc., Senior Secured Notes	8.875%	10/15/20	470,000		500,550
Tronox Finance LLC, Senior Notes	6.375%	8/15/20	555,000		531,413	(a)

Total Chemicals					1,280,713

Construction Materials - 1.4%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	310,000		337,125	(a)

Containers & Packaging - 3.8%
Ardagh Glass Finance PLC, Senior Notes	7.125%	6/15/17	280,000	EUR	375,351	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	540,000		572,400	(a)

Total Containers & Packaging					947,751

Metals & Mining - 1.2%
Schaeffler Finance BV, Senior Secured Notes	4.750%	5/15/21	300,000		291,000	(a)

TOTAL MATERIALS					2,856,589

TELECOMMUNICATION SERVICES - 11.2%
Diversified Telecommunication Services - 7.3%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	490,000		526,750	(a)
Eileme 2 AB, Senior Notes	11.750%	1/31/20	350,000	EUR	544,778	(a)
Intelsat Luxembourg SA, Senior Notes	6.750%	6/1/18	200,000		209,000	(a)
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	110,000		110,000	(a)
Sunrise Communications International SA, Senior Secured Notes	5.625%	12/31/17	150,000	CHF	167,756	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	225,000		231,750	(a)

Total Diversified Telecommunication Services					1,790,034

Wireless Telecommunication Services - 3.9%
Altice Finco SA, Senior Notes	9.000%	6/15/23	100,000	EUR	134,365	(a)
Eircom Finance Ltd., Senior Secured Notes	9.250%	5/15/20	140,000	EUR	174,143	(a)
SBA Communications Corp., Senior Notes	5.625%	10/1/19	260,000		261,950
Softbank Corp., Senior Notes	4.500%	4/15/20	400,000		387,000	(a)

Total Wireless Telecommunication Services					957,458

TOTAL TELECOMMUNICATION SERVICES					2,747,492

UTILITIES - 5.4%
Electric Utilities - 1.8%
Viridian Group FundCo II, Senior Secured Notes	11.125%	4/1/17	327,000	EUR	460,038	(a)

Gas Utilities - 0.9%
AmeriGas Partners LP/AmeriGas Finance Corp., Senior Notes	6.500%	5/20/21	210,000		218,400

Independent Power Producers & Energy Traders - 2.7%
AES Corp., Senior Notes	7.375%	7/1/21	150,000		169,500
Mirant Americas Generation LLC, Senior Notes	8.500%	10/1/21	450,000		490,500

Total Independent Power Producers & Energy Traders					660,000

TOTAL UTILITIES					1,338,438

TOTAL CORPORATE BONDS & NOTES (Cost - $21,483,960)					21,561,722

ASSET-BACKED SECURITIES - 1.7%
Carrington Mortgage Loan Trust, 2005-FRE1 A6	0.570%	12/25/35	130,000		117,661	(b)

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
ASSET-BACKED SECURITIES (continued)
JPMorgan Mortgage Acquisition Corp., 2007-CH1 AF3	5.316%	11/25/36	113,585		$114,721
Novastar Home Equity Loan, 2003-1 A1	0.950%	5/25/33	129,926		117,121	(b)
Wells Fargo Home Equity Trust, 2005-3 M3	0.650%	11/25/35	75,000		68,764	(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $417,607)					418,267

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.4%
Chase Mortgage Finance Corp., 2005-A2 3A1	4.974%	1/25/36	165,413		152,293	(b)
Global Mortgage Securitization Ltd., 2005-A A2	0.460%	4/25/32	161,153		150,893	(b)
Residential Accredit Loans Inc., 2005-QS9 A6	5.500%	6/25/35	56,759		52,106

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $362,616)					355,292

SOVEREIGN BONDS - 6.0%
Colombia - 0.5%
Empresa de Telecomunicaciones de Bogota SA, Senior Notes	7.000%	1/17/23	248,000,000	COP	115,836	(a)

Mexico - 2.5%
Mexican Bonos, Bonds	8.500%	11/18/38	6,900,000	MXN	624,146

Portugal - 3.0%
Portugal Obrigacoes do Tesouro OT, Senior Bonds	4.950%	10/25/23	605,000	EUR	722,920	(a)

TOTAL SOVEREIGN BONDS (Cost - $1,450,248)					1,462,902

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $23,714,431)					23,798,183

SHORT-TERM INVESTMENTS - 1.1%
State Street Institutional Liquid Reserves Fund (Cost - $282,580)	0.078%		282,580		282,580

TOTAL INVESTMENTS - 98.0% (Cost - $23,997,011#)					24,080,763
Other Assets in Excess of Liabilities - 2.0%					487,092

TOTAL NET ASSETS — 100.0%					$24,567,855

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
CHF	— Swiss Franc
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	July 31, 2013

Summary of Investments by Country**

United States	48.5%
United Kingdom	15.0
Luxembourg	6.5
Mexico	4.0
Portugal	3.0
Italy	2.8
Germany	2.5
Brazil	2.4
Poland	2.2
Jamaica	2.2
Argentina	2.1
Japan	1.6
South Africa	1.4
Singapore	1.0
United Arab Emirates	0.9
Indonesia	0.7
Cayman Islands	0.6
Netherlands	0.6
Colombia	0.5
Croatia	0.3
Short-Term Investments	1.2

100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of July 31, 2013 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason BW Global High Yield Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded .Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$21,561,722	—	$21,561,722
Asset-backed securities	—	418,267	—	418,267
Collateralized mortgage obligations	—	355,292	—	355,292
Sovereign bonds	—	1,462,902	—	1,462,902

Total long-term investments	—	$23,798,183	—	$23,798,183

Short-term investments†	$282,580	—	—	282,580

Total investments	$282,580	$23,798,183	—	$24,080,763

Other financial instruments:
Forward foreign currency contracts	—	$97,706	—	$97,706

Total	$282,580	$23,895,889	—	$24,178,469

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$8,532	—	—	$8,532
Forward foreign currency contracts	—	$129,631	—	129,631

Total	$8,532	$129,631	—	$138,163

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Notes to Schedule of Investments (unaudited) (continued)

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of July 31, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $129,631. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$535,413
Gross unrealized depreciation	(451,661)

Net unrealized appreciation	$83,752

At July 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 10-Year Notes	8	9/13	$1,002,968	$1,011,500	$(8,532)

At July 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	Barclays Bank PLC	209,000	$278,049	8/7/13	$6,171
Euro	Citibank, N.A.	100,000	133,038	8/7/13	892
Euro	HSBC Bank USA, N.A.	150,000	199,557	8/7/13	2,696
Euro	Morgan Stanley & Co.	50,000	66,519	8/7/13	1,095
Brazilian Real	HSBC Bank USA, N.A.	817,000	355,315	9/6/13	(41,673)
Euro	Barclays Bank PLC	135,000	179,646	10/16/13	652
Euro	Citibank, N.A.	205,000	272,796	10/16/13	891

Notes to Schedule of Investments (unaudited) (continued)

Euro	Citibank, N.A.	20,000	26,614	10/16/13	155
Euro	UBS AG	50,000	66,536	10/16/13	459

					(28,662)

Contracts to Sell:
Euro	Citibank, N.A.	2,090,000	2,780,494	8/7/13	(27,338)
Euro	Citibank, N.A.	160,000	212,861	8/7/13	510
Euro	HSBC Bank USA, N.A.	100,000	133,038	8/7/13	(429)
Euro	HSBC Bank USA, N.A.	140,000	186,253	8/7/13	(5,003)
Brazilian Real	HSBC Bank USA, N.A.	500,000	217,451	9/6/13	12,329
Brazilian Real	HSBC Bank USA, N.A.	880,000	382,714	9/6/13	980
Brazilian Real	HSBC Bank USA, N.A.	597,000	259,636	9/6/13	14,531
British Pound	HSBC Bank USA, N.A.	1,460,000	2,220,291	9/17/13	47,206
British Pound	JPMorgan Chase & Co.	235,000	357,376	9/17/13	9,139
Euro	JPMorgan Chase & Co.	1,845,000	2,455,161	10/16/13	(50,368)
Swiss Franc	Barclays Bank PLC	335,000	362,292	10/28/13	(4,820)

					(3,263)

Net unrealized loss on open forward foreign currency contracts					$(31,925)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2013.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	—	$(8,532)	—	—	$(8,532)
Foreign Exchange Risk	—	—	$97,706	$(129,631)	(31,925)

Total	—	$(8,532)	$97,706	$(129,631)	$(40,457)

During the period ended July 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$687,214
Forward foreign currency contracts (to buy)	1,661,729
Forward foreign currency contracts (to sell)	6,149,131

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 23, 2013

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	September 23, 2013